SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  June 30, 2002
                                  -------------
                                 Date of report
                        (Date of earliest event reported)


                             BE SAFE SERVICES, INC.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


      0-26239                                                11-3479172
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(Commission File Number)                       (IRS Employer Identification No.)


1517 E. 7th Avenue, Suite C, Tampa, Florida                     33605
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(Address of Principal Executive Offices)                      (Zip Code)


                                 (813) 248-0096
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
           ----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5:  OTHER EVENTS

         On June 30, 2002, Barry L. Shevlin resigned as an employee, officer and director from the Company's wholly owned subsidiary, First National Data Bank, Inc. and as Chief Operating Officer of the Company, effective immediately. Mr. Shevlin remains as a consultant to the Company. As a result of the foregoing, Ms. Terry M. Haynes, the Company's CEO will assume the responsibilities of Mr. Shevlin until the Company names Mr. Shevlin's replacement.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

         99.      Letter of resignation from Barry L. Shevlin, dated
                  June 30, 2002


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     BE SAFE SERVICES, INC.



Date:  July 11, 2002                                 By:    /s/ Terry Haynes
                                                        ------------------------
                                                         Terry Haynes, CEO